                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), do hereby constitute and appoint Karen M. Spaun or Robert S. Cubbin, and each of them the true and lawful attorneys and agents or attorney or agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1934 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with Form 10-K for fiscal year ended December 31, 2003. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Form 10-K for fiscal year ended December 31, 2003, to any and all amendments, or supplements to the Form 10-K for fiscal year ended December 31, 2003 and to any and all instruments or documents filed as part of or in conjunction with the Form 10-K for fiscal year ended December 31, 2003 or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

         SIGNATURE                                   TITLE                            DATE
         ---------                                   -----                            ----
/s/ Merton J. Segal                         Chairman and Director               February 13, 2004
------------------------------------
    Merton J. Segal

/s/ Robert S. Cubbin                        President, Chief Executive          February 13, 2004
------------------------------------
    Robert S. Cubbin                        Officer and Director

/s/ Ralph Milo                                      Director                    February 13, 2004
------------------------------------
    Ralph Milo

/s/ Robert W. Sturgis                               Director                    February 13, 2004
------------------------------------
    Robert W. Sturgis

Power of Attorney
February 13, 2004
Page 2

         SIGNATURE                                   TITLE                            DATE
         ---------                                   -----                            ----
/s/ David K. Page                                   Director                    February 13, 2004
------------------------------------
    David K. Page

/s/ Hugh W. Greenberg                               Director                    February 13, 2004
------------------------------------
    Hugh W. Greenberg

/s/ Irvin F. Swider, Sr.                            Director                    February 13, 2004
------------------------------------
    Irvin F. Swider, Sr.

/s/ Bruce E. Thal                                   Director                    February 13, 2004
------------------------------------
    Bruce E. Thal

/s/ Joseph S. Dresner                               Director                    February 13, 2004
------------------------------------
    Joseph S. Dresner

/s/ Herbert Tyner                                   Director                    February 13, 2004
------------------------------------
    Herbert Tyner

/s/ Florine Mark                                    Director                    February 13, 2004
------------------------------------
    Florine Mark

/s/ Robert H. Naftaly                               Director                    February 13, 2004
------------------------------------
Robert H. Naftaly